Exhibit 10.5



                        AMENDMENT TO PARTICIPATION AGREEMENT
                          MCMORAN 1997 EXPLORATION PROGRAM


               This Amending Agreement (the "Amending Agreement") is made as of the 15th day of December, 1997 between McMoRan Oil & Gas Co., ("McMoRan") and Freeport-McMoRan Resource Partners, Limited Partnership ("Participant").


               WITNESSETH:
               WHEREAS,  McMoRan   and   Participant   entered   into   the
          Participation Agreement for the McMoRan 1997 Exploration Program as of April 1, 1997;


               WHEREAS, McMoRan and Participant agree to expand the Program in certain respects to include additional participants ("the Expanded Program") effective as of December 15, 1997.


               NOW THEREFORE, for and in consideration of the premises and the respective covenants and agreements contained herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                         I.

          The Grand Isle 65 Prospect, the Eugene Island 18/19 Prospect, the West Cameron 616 Prospect and the West Cameron 492 Prospect shall not be included in the Expanded Program and the interest of McMoRan and Participant in such Prospects shall be as set forth in the Program Agreement, unaffected by this Amending Agreement.


                                         II.

          To the extent that other participants have reimbursed McMoRan for a portion of the Initial Leasehold Inventory, McMoRan will credit Participant with its proportionate share of such reimbursement.


                                        III.

          Section 6.1 of the Program Agreement is amended to provide that the budget for the Program as to those properties that are not included in the Expanded Program shall be $45,000,000,with the $155,000,000 balance of the original Program budget plus the approximate $10,000,000 commitment of the new participant to be the total budget of the Expanded Program.


                                         IV.

          The parties hereby adopt the Participation Agreement attached hereto as Exhibit A as the Program Agreement for the Expanded Program effective as of December 15, 1997.


               IN WITNESS WHEREOF, this Agreement is executed in multiple copies, each of which shall be deemed to be an original on December 19, 1997, but effective as of the dated first above written.

                                              McMoRan Oil & Gas Co.

                                              By: /s/ Glenn A. Kleinert
                                                      -----------------
                                                     Glenn A. Kleinert
                                                     Senior Vice President


                                              Freeport-McMoRan Resource
                                              Partners,Limited Partnership
                                              By:  Freeport-McMoRan Inc. as
                                                   Administrative  Managing
                                                   Partner


                                              By: /s/ Robert M. Wohleber
                                                      ------------------
                                                    Robert M. Wohleber
                                                    Senior Vice President